UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 29, 2008

Genelabs Technologies, Inc.
(Exact name of registrant as specified in its charter)

California	0-19222	94-3010150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Penobscot Drive, Redwood City, California		94063
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(650) 369-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2008, James A.D. Smith announced his resignation as President and Chief Executive Officer and as a member of the Board of Directors of Genelabs Technologies, Inc. (the “Registrant”), effective immediately.

During the search for a new President and Chief Executive Officer, Irene A. Chow, Ph.D., age 68, Executive Chairman of the Registrant's Board of Directors, and Frederick W. Driscoll, age 57, Chief Financial Officer, will assume leadership responsibilities of the Registrant until a successor is appointed.

         Dr. Chow has been Chairman of the Board since April 1999 and was Chief Executive Officer from January 2001 to March 2004. From 1995 through March 1999 she was President and Chief Executive Officer.  Dr. Chow served as a director of the board of Genovate Biotechnology Co., Ltd. (formerly Genelabs Biotechnology Co., Ltd.) throughout 2006, resigning in January 2007.  Until June 2005, Dr. Chow served as chairman of the Genovate board.  Before joining the Registrant, Dr. Chow held several positions at Ciba-Geigy Corporation, most recently as Senior Vice President of Drug Development for the pharmaceuticals division.  Prior to joining Ciba-Geigy, Dr. Chow served as an associate professor and assistant dean of Health Related Professions at Downstate Medical School, State University of New York.  Dr. Chow received her B.A. degree in Literature from National Taiwan University, and both an M.A. and a Ph.D. in Biostatistics from the University of California, Berkeley.

         Mr. Driscoll has been Chief Financial Officer of the Registrant since November 1, 2007.  He joined the Registrant from Astraris, Inc., a start-up biotechnology company developing vascular-disrupting technology to treat solid tumors, where he served as Chief Financial Officer.  From 2000 to 2006, he was employed by OXiGENE, Inc., initially as Vice President of Finance and Operations and subsequently as President and Chief Executive Officer.  Previously Mr. Driscoll served as Senior Vice President of Finance and Operations for Collagenesis Corporation and Vice President of Finance over the Americas for Instrumentation Laboratory.

A copy of the press release issued by the Registrant announcing the resignation of Mr. Smith is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.01	Press Release of Genelabs Technologies, Inc., dated January 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genelabs Technologies, Inc.

Date: January 30, 2008	By:	/s/ Frederick W. Driscoll
		Name:	Frederick W. Driscoll
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.01	Press Release of Genelabs Technologies, Inc., dated January 30, 2008